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                                                                    Exhibit 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Eric R. Graef, Vice President-Finance and Treasurer, of Preformed Line Products (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
        2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 18, 2003                          /s/ Eric R. Graef
                                        --------------------------------
                                        Eric R. Graef
                                        Vice President - Finance and Treasurer
                                        (Principal Accounting Officer)